Exhibit 99.2
Booking Holdings Inc. 1999 Omnibus Plan
FORM OF RESTRICTED STOCK UNIT AGREEMENT
THIS RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is made by and between Booking Holdings Inc., a Delaware corporation, with its principal United States office at 800 Connecticut Avenue, Norwalk, Connecticut 06854 (the “Company”), and the Participant, as of the Grant Date in ____, which is provided, along with additional grant details, on the web portal of the secure third-party vendor website (the “Web Portal”) used by the Company (such information to be referred to herein as the “Grant Summary”) for the administration of the Booking Holdings Inc. 1999 Omnibus Plan, as amended from time to time (the “Plan”). Pursuant to the terms of the Plan, the Compensation Committee of the Board (the “Committee”) has authorized this Agreement and approved the grant of restricted stock units (“RSUs”) evidenced hereby.
For purposes of this Agreement, “Employer” means the Affiliate or Subsidiary of the Company that employs the Participant. Unless otherwise indicated, any capitalized term used herein, but not defined herein, shall have the meaning ascribed to such term in the Plan.
1.The Grant
(a)    Subject to the terms and conditions set forth herein, the Participant has been granted on the Grant Date in ____ the number of RSUs as indicated on the Grant Summary for the corresponding Grant Date in ____.
(b)    Subject to Section 4 hereof, __________ of the RSUs evidenced by this Agreement shall vest on the __________ anniversary of the Grant Date and __________ of the RSUs shall vest on __________ (each a “Vesting Date”), such that the RSUs evidenced by this Agreement shall be fully vested on __________; provided that, on each Vesting Date, the Participant has been in Continuous Service through such date (except that if the Participant’s Continuous Service is terminated by the Company other than for Cause, or by the Participant for Good Reason, prior to any Vesting Date, the Participant shall be deemed to have continued in Continuous Service through the next following Vesting Date).
(c)    Upon satisfaction of the vesting requirements set forth in Section 1(b) and within __________ days following each such Vesting Date, the Company shall issue the Participant one (1) share of Stock free and clear of any restrictions for each vested RSU.
(d)    For purposes of this Agreement, “Continuous Service” shall mean that the Participant’s service with the Company or any Subsidiary or Affiliate, whether as an employee, director or consultant, is not interrupted or terminated.
2.Dividend Equivalents
The Company shall credit the Participant, on an applicable Vesting Date, with an additional number of RSUs (rounded down to the nearest whole number) equal in value to any dividends that the Participant would have received after the Grant Date and prior to the applicable Vesting Date had the Participant been the actual owner of the number of shares of Stock represented by the RSUs.  The additional RSUs shall be subject to the same terms and conditions as reflected in this Agreement (and any related addendum, if applicable), including the vesting, settlement, and clawback/recoupment provisions applicable to the original RSUs.  Notwithstanding the foregoing, the Company may, in its discretion and in lieu of crediting the Participant with an additional number of RSUs for such dividend equivalents, provide such dividend equivalents in the form of a cash payment to the Participant (subject to any applicable withholding of Tax-Related Items).
3.No Voting Rights
The Participant shall not be a stockholder of record and shall have no voting or other stockholder rights with respect to shares of Stock underlying the RSUs evidenced by this Agreement prior to the dates on which shares of Stock are issued to the Participant pursuant to this Agreement.
4.Effect of Termination of Continuous Service
(a)Subject to Sections 4(b), (c) and (d), upon the Participant’s termination of Continuous Service for any reason, the unvested portion of the RSUs evidenced by this Agreement shall be immediately forfeited and canceled (except that if the Participant’s Continuous Service is terminated by the Company other than for Cause, or by the Participant for Good Reason, prior to any Vesting Date, the Participant shall be deemed to have continued in Continuous Service through the next following Vesting Date).
(b)Notwithstanding Section 1(b) or 4(a), if, prior to a Vesting Date, the Participant’s Continuous Service is terminated by the Company for Cause, then the Participant shall forfeit any right to, and not be issued or receive, any shares of Stock under this Agreement.
(c)Notwithstanding Section 1(b) or 4(a), upon the date of a termination of Continuous Service by the Participant on account of death, the Participant’s designated beneficiary shall be fully vested in any RSUs that remain unvested as of such date. The Company shall issue the Participant’s designated beneficiary one (1) share of Stock free and clear of any restrictions for each RSU that vests pursuant to this Section 4(b) within ten (10) days following the date of the Participant’s death.
(d)Notwithstanding Section 1(b) or 4(a), upon the date of a termination of Continuous Service by the Participant on account of Good Reason or Disability, the Participant shall be vested in a Pro-Rata Number of RSUs, and any unvested RSUs shall be immediately forfeited and canceled. The Company shall issue the Participant one (1) share of Stock free and clear of any restrictions for each RSU that vests pursuant to this Section 4(d) within __________ days following the date of termination of Continuous Service on account of Disability.
(e)A “Pro-Rata Number of RSUs” means a number of RSUs equal to the greater of (A) the number of RSUs that have vested under Section 1(a) above or (B) the total number of RSUs granted on the Grant Date by this Agreement, multiplied by a fraction, the numerator of which is the number of days that have elapsed during the period commencing on the Grant Date and ending on the date of termination of Continuous Service and the denominator of which is 1,095.
(f)The determination of whether the Participant’s Continuous Service is terminated by the Company other than for Cause shall be made by the Committee (or any officer of the Company to whom the Committee has delegated this authority), in its sole discretion.
(g)For the purposes of Section 4, the following terms shall have the following meanings:
(i)“Cause” shall mean (A) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (B) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (C) the commission by the Participant of a felony; (D) the willful and material violation by the Participant of any Company code of conduct; (E) the commission by the Participant of a crime against the

Company which is materially injurious to the Company; (F) a material breach by the Participant of any non-competition, non-solicitation, or other restrictive covenant that the Participant has entered into with the Company or a Subsidiary; or (G) the willful and material breach by the Participant of any confidentiality agreement that the Participant has entered into with the Company or a Subsidiary. For purposes of this Section 4(f)(i), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.
(ii)“Disability” shall mean (A) any physical or mental condition that would qualify the Participant for a disability benefit under any long-term disability plan maintained by the Company and applicable to him or her, (B) if there is no such plan, such condition provided in any applicable governmental statute or regulation that constitutes a Disability, or (C) if there is no such applicable statute or regulation, such other condition as may be determined by the Committee in its sole discretion to constitute a Disability.
(iii)“Good Reason” shall mean (i) a material diminution in the Participant’s authority, duties, title, reporting structure or responsibilities, (ii) relocation of the Participant’s principal office to a location more than __________ miles from its current location or more than __________ miles further from the Participant’s residence at the time of relocation (provided the Participant is required by the Company to work regularly from such principal office location), or (iii) any material breach by the Company of an employment agreement, if any, that is in effect at any time between the Participant and the Company.
Before a termination by the Participant will constitute termination for Good Reason, the Participant must give the Company a Notice of Good Reason within __________ calendar days following the occurrence of the event that constitutes Good Reason. Failure to provide such Notice of Good Reason within such __________ period shall be conclusive proof that the Participant shall not have Good Reason to terminate employment by reason of such occurrence.
Good Reason shall exist only if (A) the Company fails to remedy the event or events constituting Good Reason within __________ calendar days after receipt of the Notice of Good Reason from the Participant and (B) the Participant terminates his or her employment within __________ days after the end of the ________ -day period set forth above.
(iv)“Notice of Good Reason” shall mean a written notice by the Participant to the Company which sets forth in reasonable detail the specific reason for a termination of employment for Good Reason and the facts and circumstances claimed to provide a basis for such termination and is provided to the Company in accordance with the terms set forth in Section 4(g)(iii) hereof.
5.Nontransferability of Grant
Except as otherwise provided herein or in the Plan, the RSUs shall not be assigned, negotiated, pledged, or hypothecated in any way or be subject to execution, attachment or similar process. No transfer of the Participant’s rights with respect to the RSUs, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such RSUs, and all of the rights related thereto, shall be forfeited by the Participant.
6.Stock; Adjustment Upon Certain Events
(a)Stock to be issued under this Agreement, if any, shall be made available, at the discretion of the Board or the Committee, either from authorized but unissued Stock or from Stock reacquired by the Company in the open market, in private transactions or otherwise.

(b)The existence of this Agreement and the RSUs evidenced hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or any affiliate, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or any affiliate or sale or transfer of all or part of the assets or business of the Company or any affiliate, or any other corporate act or proceeding.
(c)Upon a Change in Control, the purchaser(s) of the Company’s assets or stock or the surviving entity in a merger or consolidation may, in his, her or its discretion, deliver to the Participant the same kind of consideration that is delivered to the stockholders of the Company as a result of such Change in Control, or the Board may cancel all outstanding RSUs in exchange for consideration in cash or in kind, which consideration in both cases shall be determined by the Board.
7.Determinations
Each determination, interpretation or other action made or taken pursuant to the provisions of this Agreement by the Committee or the Board (or by any officer of the Company to whom authority has been delegated by the Committee or the Board) in good faith shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participant and the Company, and their respective heirs, executors, administrators, personal representatives and other successors in interest.
8.Other Conditions
The transfer of any shares of Stock underlying the RSUs shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares are in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which the shares of Stock are traded.
9.Withholding Taxes
(a)Regardless of any action the Company or the Employer takes with respect to any or all federal, state, local or foreign income tax, social insurance, payroll tax, payment on account or other tax related-items (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax Related-Items associated with the RSUs is the Participant’s responsibility and that the Company and the Employer (i) make no representations or undertakings regarding the treatment of any Tax Related-Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the delivery of shares of Stock, the subsequent sale of shares of Stock acquired at vesting and the receipt of any dividends or dividend equivalents; and (ii) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax Related-Items. Further, if the Participant is subject to tax in more than one jurisdiction, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related-Items in more than one jurisdiction
(b)If the Participant’s country of residence (and/or the country of employment, if different) requires withholding of Tax-Related Items, the Company may withhold any shares of Stock otherwise issuable upon vesting that have an aggregate Fair Market Value sufficient to pay the minimum Tax-Related Items required to be withheld (or an equivalent cash amount, where the RSUs are settled in cash). For purposes of the foregoing, no fractional shares of Stock will be withheld or issued pursuant to the grant of the RSUs. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock, for tax purposes, the Participant shall be deemed to have been issued the full number of shares of Stock (or the gross amount of the cash payment), notwithstanding that a number of shares of Stock are withheld solely for the purpose of satisfying any withholding obligations for the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan. In addition, where the RSUs are settled in shares of Stock, the Company may, on behalf of the Participant, sell a sufficient number of whole shares of Stock issued upon vesting of the RSUs having an aggregate Fair Market Value that would satisfy the withholding amount. Alternatively, the Company, or the Employer may, in its discretion and subject to applicable law, withhold any amount necessary to pay the Tax-Related Items from the Participant’s regular salary/wages or other amounts payable to the Participant, with no withholding of shares of Stock payable upon vesting, or the Participant may, in his or her discretion, submit payment equivalent to the minimum Tax-Related Items required to be withheld by means of certified check, cashier’s check or wire transfer. In the event the withholding requirements for Tax-Related Items are not satisfied through one of the foregoing methods, no shares of Stock will be released to the Participant (or the Participant’s estate) upon vesting of the RSUs unless and until satisfactory arrangements (as determined by the Company in its sole discretion) have been made by the Participant with respect to the payment of any such Tax-Related Items. By accepting the RSUs, the Participant expressly consents to the withholding methods for Tax-Related Items as provided hereunder and/or any other methods of withholding that the Company or the Employer may take and are permitted under the Plan to meet the withholding and/or other requirements as provided under applicable laws, rules and regulations. All other Tax-Related Items related to the RSUs shall be the sole responsibility of the Participant.
(c)Notwithstanding the foregoing, if the Participant is subject to Section 16 of the Securities Exchange Act of 1934 as of the date the relevant RSU first becomes includible in the gross income of the Participant for purposes of Tax Related-Items, all Tax Related-Items legally payable by the Participant in respect of the RSUs shall be satisfied by the Company withholding a number of the shares of Stock that would otherwise be delivered to the Participant upon the vesting or settlement of the RSUs with a Fair Market Value, determined as of the date of the relevant taxable event, equal to the minimum statutory withholding amount that applies to the Participant, rounded up to the nearest whole share (“Net Settlement”), or the Participant may, in his or her discretion, submit payment to the Company equivalent to the minimum Tax-Related Items required to be withheld by means of certified check, cashier’s check or wire transfer. The Net Settlement mechanism described herein was approved by the Committee prior to the Grant Date in a manner intended to constitute “approval in advance” by the Committee for purposes of Rule 16b3-(e) under the Securities Exchange Act of 1934, as amended.
(d)If the obligation for Tax Related-Items is satisfied by net settlement, for tax purposes, the Participant shall be deemed to have been issued the full number of shares of Stock issued upon vesting of the RSUs notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax Related-Items.
10.Data Privacy
The Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data by and among, as applicable, the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant hereby understands that the Company and its Subsidiaries and Affiliates hold (but only process or transfer to the extent required or permitted by local law) the following personal information about the Participant: the Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of Stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant hereby understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including Certent, Inc., American Stock Transfer & Trust Company, LLC, and E*TRADE, that these recipients may be located in the Participant’s country or elsewhere (such as the United States of America), and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant hereby understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any shares acquired upon vesting of the RSUs. The Participant hereby understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan and in accordance with local law. The Participant hereby understands that the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant hereby understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant hereby understands that the Participant may contact the Participant’s local human resources representative.
11.Incorporation of the Plan
    The Plan, as it exists on the date of this Agreement and as amended from time to time, is hereby incorporated by reference and made a part hereof, and the RSUs and this Agreement shall be subject to all terms and conditions of the Plan. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise.
12.Electronic Delivery
    The Company may, in its sole discretion, deliver any documents related to the RSUs and the Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request the Participant’s consent to participate in the Plan by electronic means, to the extent permitted by applicable law. The Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
13.Nature of Grant
The Participant acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past; (c) all decisions with respect to future RSU grants, if any, will be at the sole discretion of the Company; (d) participation in the Plan is voluntary; (e) the RSUs are not a part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement benefits or welfare or similar payments; (f) the future value of the underlying shares is unknown, indeterminable and cannot be predicted with certainty; and (g) in consideration of the grant of RSUs, no claim or entitlement to compensation or damages shall arise from termination of the RSUs or diminution in value of the RSUs or shares received upon vesting including (without limitation) any claim or entitlement resulting from termination of the Participant’s active employment by the Company or a Subsidiary or Affiliate (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant hereby releases the Company and its Subsidiaries and Affiliates from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such claim.
14.Section 409A of the Code
    To the extent applicable, it is intended that this Agreement and the Plan comply with, or be exempt from, the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participant. This Agreement and the Plan shall be administered in a manner consistent with this intent. References to Section 409A of the Code is to Section 409A of the Internal Revenue Code of 1986, as amended, and will also include any regulations, or any other formal guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
13.    Miscellaneous
(a)Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company shall assign this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, and will require such successor to expressly assume and agree in writing to perform this Agreement. Notwithstanding the foregoing, this Agreement may not be assigned by the Participant.
(b)Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable to this Agreement. Furthermore, no modification or waiver of any of the provisions of this Agreement that would reduce the Participant’s rights under this Agreement shall be effective unless memorialized in writing and consented to by the party against whom it is sought to be enforced.
(c)Waiver. The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.
(d)Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.
(e)Fees and Compliance with Law. The Company shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and will from time to time use its reasonable efforts to comply with all laws and regulations which, in the opinion of counsel to the Company, are applicable thereto.

(f)Notices. All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered (including via email, the Web Portal or other electronic means), or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices by the Participant under, pursuant to, or in connection with, this Agreement shall be addressed to the Company’s principal office, attention of the Company’s General Counsel.
(g)Complete Agreement. The Plan, this Agreement and the Grant Summary constitute the entire agreement and understanding between the parties with respect to the matters described herein and supersede all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.
(h)Governing Law; Choice of Law. This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the state of Delaware without reference to principles of conflict of laws. Further, for purposes of litigating any dispute that arises directly or indirectly between the parties regarding the RSUs evidenced by this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction and venue of the federal or state courts of the state of Delaware of the United States of America, and agree that such litigation shall be conducted exclusively in such courts.
(i)Authorization. The Company represents and warrants that it is duly authorized by its Board and/or the Committee (and by any other person or body whose authorization is required) to enter into this Agreement, that there is no agreement or other legal restriction which would prevent it from entering into, and carrying out its obligations under, this Agreement, and that the officer signing this Agreement is duly authorized and empowered to sign this Agreement on behalf of the Company.
(j)Investigations. Notwithstanding anything in this Agreement or any other agreement with the Company or a Subsidiary, nothing shall limit the Participant’s rights under applicable law to provide truthful information to any governmental entity or to file a charge with or participate in an investigation conducted by any governmental entity.
(k)Severability. In the event that one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated will be deemed to be separable from the other provisions of this Agreement, and the remaining provisions of this Agreement will continue to be valid and fully enforceable.
15.Imposition of Other Requirements
The Company reserves the right to impose other requirements on the RSUs, any payment made pursuant to the RSUs, and the Participant's participation in the Plan, to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the RSUs and the Plan. Such requirements may include (but are not limited to) requiring the Participant to sign any agreements or undertakings that may be necessary to accomplish the foregoing.
16.Insider Trading/Market Abuse Laws
By accepting the RSUs, the Participant acknowledges that the Participant is bound by all the terms and conditions of any Company insider trading policy as may be in effect from time to time. The Participant further acknowledges that, depending on the Participant's country of residence (and country of employment, if different), the Participant may be or may become subject to insider trading restrictions and/or market abuse laws, which may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., RSUs) or rights linked to the value of shares of Stock under the Plan during such times as the Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before the Participant possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any Company insider trading policy as may be in effect from time to time. The Participant acknowledges that it is the Participant’s personal responsibility to comply with any applicable restrictions, and the Participant should consult with the Participant's personal legal and investment advisors for additional information.
17.No Advice Regarding Grant
No employee of the Company is permitted to advise the Participant on whether the Participant should acquire shares of Stock under the Plan or provide the Participant with any legal, tax or financial advice with respect to the grant of the RSUs. Investment in shares of Stock involves a degree of risk. Before deciding to acquire shares of Stock pursuant to the RSUs, the Participant should carefully consider all risk factors and tax considerations relevant to the acquisition of shares of Stock under the Plan or the disposition of them. Further, the Participant should carefully review all of the materials related to the RSUs and the Plan, and the Participant should consult with the Participant's personal legal, tax and financial advisors for professional advice in relation to the Participant's personal circumstances.

IN WITNESS WHEREOF, this Agreement has been executed by the Company as of the Grant Date in ____ as set forth on the Grant Summary.
BOOKING HOLDINGS INC.

[Insert Name and Title]